Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): September 19, 2003




                        Commission File Number:   0-30018



                             MERIDIAN HOLDINGS, INC.
             (Exact name of registrants specified in its charter)




               COLORADO                                 52-2133742

     (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)                Identification No.)


                         900 Wilshire Avenue, Suite 500
                          Los Angeles, California 90017
                       (213) 627-8878 Fax: (213) 627-9183



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)

ITEM  1.  Changes  in  Control  of  Registrant                  Not  Applicable

ITEM  2.  Acquisition  or  Disposition  of  Assets              Not  Applicable

ITEM  3.  Bankruptcy  or  Receivership                          Not  Applicable

ITEM  4.  Changes  in  Registrant's  Certifying  Accountant     Not  Applicable

ITEM  5.  Other  Materially  Important  Events                  Not  Applicable

ITEM  6.  Resignation  of  Registrant's  Directors              Not  Applicable

ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS
     (a)    FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED.     (None)
     (b)    EXHIBITS.

ITEM  8:  Change in Fiscal year                                 Not  Applicable

ITEM  9:  Regulation FD Disclosure

On September 19, 2003, the registrant issued a press release announcing signing of a Medical Services Agreement between Capnet IPA and UHP healthcare

EXHIBIT ITEM.     DESCRIPTION
------------     -------------

Exhibit  99.1  -   Copy of the Press Release of September 19, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Meridian  Holdings,  Inc.
                                          (Registrant)

Date:  September 19, 2003            By:/s/  Anthony  C.  Dike
                                      -------------------------
                                          Anthony  C.  Dike
                                 (Chairman, Chief Executive Officer)




























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

EXHIBIT  99.1


          FOR IMMEDIATE RELEASE: Friday,  6am,  EST September 19, 2003

Meridian's Capnet IPA, Inks Medical Services Agreement with UHP Healthcare LOS ANGELES, September 19, 2003 -- Anthony C. Dike, MD, Chairman and CEO of Meridian Holdings, Inc. (OTC Bulletin Board: MRDH), announced today that its' Capnet IPA has entered into a Medical Services Agreement with UHP Healthcare, a premier, federally qualified health maintenance organization, based in Inglewood California.

Under the terms of this one year automatically renewable agreement, Capnet IPA will provide covered medical services to assigned members of UHP Healthcare, in a culturally sensitive manner, through Capnet's network of affiliated physicians, hospitals and other ancillary services providers within Los Angeles, Orange and San Bernardino counties of California.

The company projects that this agreement with UHP Healthcare which includes the following product-lines: Medicare, Medi-Cal, Commercial, Healthy Family and Access for Infants and Mothers (AIM) program, will provide revenue based on member enrollments.

About  UHP  HealthCare

Established in 1971, UHP Healthcare is a non-profit, federally qualified health maintenance organization. For more than 25 years, UHP Healthcare, has delivered caring, affordable and quality health care to the distinctive communities of Los Angeles, Orange and San Bernardino counties of California. For more information
please  visit  UHP  Healthcare's  website  at   www.uhphealthcare.com
                                                ---------------------
About  Meridian  Holdings,  Inc.

Meridian Holdings, Inc. is a Healthcare Services and Technology Company. Meridian's network of affiliated companies is designed to encourage maximum leverage of information technology, operational excellence, industry expertise and synergistic business opportunity. Meridian is committed to building shareholder value by positioning affiliated companies as independent business entities in which Meridian shareholders enjoy equity participation. Visit Meridian's web site at www.meho.com.
                           ------------
NOTE: Statements in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and any amendments thereto. Material that is forward-looking may contain statements about expected future events and/or financial results that are forward-looking in nature. Editors and investors are cautioned that such forward-looking statements invoke risk and uncertainties that may cause the Company's results to differ from such forward-looking statements. These include, but are not limited to, economic, competitive, governmental, technological and other factors discussed in the statements and/or in the Company's filings with the Securities and Exchange Commission.

For  Further  Information:
Investor  Relations:-
Ms.  Alexandra  Campos
Meridian  Holdings,  Inc.
www.meho.com
213-627-8878

Provider  Network  Services:-
Ms.  Faith  Martin
UHP  Healthcare
www.uhphealthcare.com
---------------------
310-680-3483